SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 23, 2000




                            KEYSTONE FINANCIAL, INC.

       (Exact name of registrant as specified in its charter)


       Pennsylvania                 0-11460              23-2289209
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)

     One Keystone Plaza, P.O. Box 3660, Harrisburg,  Pennsylvania 17105-3660

        (Address of principal executive offices)                  (ZIP CODE)



Registrant's telephone number including area code:  (717) 233-1555
                                                  --------------------

Item 5.     Other Events

            The following document is filed as an exhibit to this Form 8-K:

                  I.    Press Release of Keystone Financial, Inc.
                        dated March 23, 2000.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Keystone Financial, Inc.
                                         (Registrant)

Date:    March 23, 2000
                              _______________________________________
                               Executive Vice President &
                                 Chief Financial Officer

EXHIBIT INDEX

Exhibit No.       Description
----------        ---------------

  99.1            Press Release of Keystone Financial, Inc. dated
                           March 23, 2000.